                        Transamerica Income Shares, Inc.

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 1999

                              [TRANSAMERICA LOGO]

REPORT TO SHAREHOLDERS:
    During the third quarter of 1999, the U.S. economy continued to grow, extending the longest period of uninterrupted growth since the Vietnam War, and taking the unemployment rate to lows not seen in decades. At the same time, previously beleaguered economies in Asia and Latin America continued to rebound from their deep recessions. With the European Union beginning to show more robust signs of growth, the last three months saw a period where most major global economies were expanding.

    The combined effect of this worldwide economic growth has been to raise inflationary fears in the U.S. The tightness of labor conditions is giving rise to wage pressures, and the concern that this may translate to higher prices. Recovery in overseas markets has fueled demand for commodities, also resulting in price pressures. In addition, strength in overseas economies combined with a record U.S. trade deficit has put downward pressure on the dollar, thus also increasing the threat of inflation.

    Although the actual rate of inflation showed little increase in the quarter, the Federal Reserve was concerned enough to raise the federal funds rate twice between June 30 and August 24, to 5.25%. The financial markets reacted negatively to these moves, and the yield on the 30-year Treasury bond rose from 5.96% to 6.17% at quarter end.

    Despite the problems in the broader market, Transamerica Income Shares continued to outperform its peers, maintaining its 15 year #1 ranking in its Lipper peer group.* By overweighting selected corporate bonds, we were able to take advantage of higher yields in the corporate bond market while maintaining a neutral interest rate

* Transamerica Income Shares was ranked #1 out of 16 "BBB" closed end bond funds for the 15 year period ending September 30, 1999 by Lipper Analytics Services, Inc.

exposure. And by shifting our focus over the year to more cyclical and globally oriented credits, we were able to benefit from the recovery in overseas economies.

    We foresee modest inflationary pressures in the coming quarters. Although the recent Federal Reserve rate hikes appear to have had some success in slowing the U.S. economy, continued overseas growth is expected to continue putting upward pressure on commodity prices and downward pressure on the dollar. Domestically, the labor markets remain very tight. One unknown in the economic outlook is the impact of Y2K computer problems upon the global economy.

    Based on this outlook for continued economic growth with heightened inflation concerns, Transamerica Income Shares will continue to favor corporate bonds selected for their superior long term return potential, and attractive historic valuations.

    At September 30, 1999, the Company's total net assets were $151,505,106 or $23.98 per share compared to $158,030,821 or $25.01 per share on March 31, 1999. Unaudited net investment income for the six months ended September 30, 1999 was $6,153,780 or $0.97 per share compared to $0.95 per share for the comparable period in 1998.

HIGHLIGHTS: For the six months ended September 30:

                                   1999        1998
PER SHARE:                       --------    --------
Net investment income........     $ 0.97      $ 0.95
Income dividends paid........       0.94        0.94
Capital gain distribution....       0.01        0.08
Net asset value..............     $23.98      $25.57

DISTRIBUTIONS:  For the fiscal years ended March 31:*

1999............................    $2.00
1998............................    $1.98
1997............................    $1.93
1996............................    $1.93
1995............................    $1.99

                    *   Includes a distribution of $0.12, $0.04,
                        $0.03 and $0.06 from realized gains in 1999, 1998, 1997 and 1995, respectively.

QUALITY: Ratings used are the highest by Moody's or Standard & Poor's for bonds owned on September 30, 1999:

AA............................    12.69%
A.............................    27.60%
BBB...........................    38.43%
Lower or non-rated............    21.28%

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999
(UNAUDITED)

                                                      PRINCIPAL          MARKET
                                                        AMOUNT            VALUE

-----------------------------------------------------------------------------------
BONDS & DEBENTURES -- 94.3%
ADVERTISING -- 2.5%
Valassis Communications, Inc.
                            9.550%      12/01/03      $3,500,000      $  3,774,330
-----------------------------------------------------------------------------------
AUTOMOBILES -- 3.0%
General Motors Corporation
                            9.400%      07/15/21       3,750,000         4,477,088
-----------------------------------------------------------------------------------
DOMESTIC, FOREIGN GOVERNMENTS & AGENCIES -- 6.3%
Commonwealth of Australia
                            9.625%      02/01/06       4,000,000         4,544,520
Korea Development Bank
                            7.375%      09/17/04       5,165,000         5,047,186
                                                                      ------------
                                                                         9,591,706
-----------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 4.6%
Commonwealth Edison Company
                            9.875%      06/15/20       2,000,000         2,226,040
Connecticut Light & Power Company
                            7.875%      10/01/24       1,000,000         1,004,530
Detroit Edison Company
                            8.210%      08/01/22       1,000,000         1,056,200
Long Island Lighting Company
                            9.000%      11/01/22       1,500,000         1,660,425
Virginia Electric & Power Company
                            8.625%      10/01/24       1,000,000         1,023,270
                                                                      ------------
                                                                         6,970,465
-----------------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1999
(UNAUDITED)

-----------------------------------------------------------------------------------
                                                      PRINCIPAL          MARKET
                                                        AMOUNT            VALUE
ENERGY -- EXPLORATION & DISTRIBUTION -- 14.0%
CMS Energy Corporation
                            8.000%      07/01/01      $4,750,000      $  4,746,675
Northwest Pipeline Corporation
                            9.000%      08/01/22       2,000,000         2,170,100
Occidental Petroleum Corporation
                           10.125%      09/15/09         500,000           579,685
Pemex Finance, Ltd.
                            9.690%      08/15/09       2,700,000         2,672,730
Phillips Petroleum Company
                            8.490%      01/01/23       4,000,000         4,284,080
TransCanada Pipeline, Ltd.
                            8.500%      03/20/23       2,000,000         2,024,180
YPF Sociedad Anonima
                            8.000%      02/15/04       4,700,000         4,667,053
                                                                      ------------
                                                                        21,144,503
-----------------------------------------------------------------------------------
FINANCIAL -- 5.8%
Bank One Corporation
                           11.250%      02/20/01       2,500,000         2,652,050
BankAmerica Corporation
                           10.200%      07/15/15       1,500,000         1,825,770
Cemex SA de CV
                            9.625%      10/01/09       4,250,000         4,233,000
                                                                      ------------
                                                                         8,710,820
-----------------------------------------------------------------------------------
FOOD & BEVERAGE -- 2.3%
ConAgra, Inc.
                            9.750%      03/01/21       3,000,000         3,539,190
-----------------------------------------------------------------------------------
FOREST & PAPER PRODUCTS -- 3.3%
Georgia Pacific Corporation
                            9.625%      03/15/22       3,000,000         3,154,410
Owens-Illinois, Inc.
                            7.800%      05/15/18       2,000,000         1,779,600
                                                                      ------------
                                                                         4,934,010
-----------------------------------------------------------------------------------
HEALTHCARE -- 1.5%
Kaiser Foundation Hospitals
                            9.000%      11/01/01       2,200,000         2,293,258
-----------------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1999
(UNAUDITED)

-----------------------------------------------------------------------------------
                                                      PRINCIPAL          MARKET
                                                        AMOUNT            VALUE
INDUSTRIALS -- 12.1%
Carpenter Technology Corporation
                            9.000%      03/15/22      $1,000,000      $  1,055,160
Caterpillar Corporation
                            9.750%      06/01/19       2,500,000         2,622,000
                            9.375%      03/15/21       1,000,000         1,188,400
Cincinnati Milacron, Inc.
                            8.375%      03/15/04       2,000,000         1,975,560
Lear Corporation
                            9.500%      07/15/06       1,000,000         1,020,000
                            8.110%      05/15/09       4,750,000         4,616,857
McDonnell Douglas Corporation
                            9.250%      04/01/02       4,000,000         4,223,120
National Steel Corporation
                            8.375%      08/01/06         575,000           537,625
Textron, Inc.
                            8.750%      07/01/22       1,000,000         1,072,280
                                                                      ------------
                                                                        18,311,002
-----------------------------------------------------------------------------------
MEDIA & ENTERTAINMENT -- 11.5%
CF Cable TV, Inc.
                            9.125%      07/15/07       1,000,000         1,069,610
Continental Cablevision, Inc.
                            9.500%      08/01/13       1,000,000         1,098,330
Lamar Advertising Company
                            8.625%      09/15/07       3,000,000         2,917,500
News America Holdings, Inc.
                            9.250%      02/01/13       3,500,000         3,856,475
Premier Parks, Inc.
                            9.750%      01/15/07       4,000,000         4,160,000
Rogers Cable Systems
                           10.000%      03/15/05       2,000,000         2,145,000
Time Warner, Inc.
                            9.125%      01/15/13       2,000,000         2,245,200
                                                                      ------------
                                                                        17,492,115
-----------------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1999
(UNAUDITED)

-----------------------------------------------------------------------------------
                                                      PRINCIPAL          MARKET
                                                        AMOUNT            VALUE
RETAIL -- 11.1%
Dayton Hudson Corporation
                           10.000%      01/01/11      $1,000,000      $  1,188,300
                            9.250%      08/15/11       2,800,000         3,206,476
                            8.500%      12/01/22       1,000,000         1,039,070
May Department Stores Company
                            9.750%      02/15/21         750,000           891,870
                            8.375%      10/01/22       2,000,000         2,058,580
Shoppers Food Warehouse Corporation
                            9.750%      06/15/04       4,500,000         4,860,000
Stater Brothers Holdings, Inc.
                           10.750%      08/15/06       3,550,000         3,612,125
                                                                      ------------
                                                                        16,856,421
-----------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.3%
Pacific Bell, Inc.
                            8.500%      08/15/31       3,000,000         3,187,500
TeleCommunications, Inc.
                            9.800%      02/01/12       2,500,000         3,027,650
                            9.250%      01/15/23       2,000,000         2,112,520
Sprint Corporation
                            9.250%      04/15/22       1,100,000         1,276,803
                                                                      ------------
                                                                         9,604,473
-----------------------------------------------------------------------------------
TRANSPORTATION -- 10.0%
Burlington Northern Railroad, Inc.
                            9.250%      10/01/06       1,000,000         1,085,040
Delta Air Lines, Inc.
                           10.375%      02/01/11       2,000,000         2,363,660
                            9.750%      05/15/21       2,000,000         2,270,760
Federal Express Corporation
                            9.625%      10/15/19       2,500,000         2,601,075
Kansas City Southern Industries, Inc.
                            8.800%      07/01/22       2,250,000         2,279,205
United Airlines, Inc.
                            9.750%      08/15/21       4,000,000         4,550,360
                                                                      ------------
                                                                        15,150,100
-----------------------------------------------------------------------------------
TOTAL BONDS & DEBENTURES
  (cost $136,385,547)                                                  142,849,481
-----------------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONCLUDED)
SEPTEMBER 30, 1999
(UNAUDITED)

-----------------------------------------------------------------------------------
                                                      SHARES OR
                                                      PRINCIPAL          MARKET
                                                        AMOUNT            VALUE
PREFERRED STOCK -- 4.1%
Centaur Funding Corporation
  (cost of $5,894,636)                                     5,750        $6,279,351
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%
State Street Bank and Trust Company, 4.25%, due
  10/01/99 (collateralized by $165,000 par value
  U.S. Treasury Bond, 8.125%, due 8/15/19 with a
  value of $194,700, cost $187,000)
                                                        $187,000           187,000
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 98.5%
(cost $142,467,183)*                     149,315,832
OTHER ASSETS LESS LIABILITIES --
1.5%                                       2,189,274
-----------------------------------------------------
NET ASSETS -- 100.0%                    $151,505,106
-----------------------------------------------------

                    *   AGGREGATE COST FOR FEDERAL TAX PURPOSES.
                        AGGREGATE GROSS UNREALIZED APPRECIATION FOR ALL
                        SECURITIES IN WHICH THERE IS AN EXCESS OF VALUE
                        OVER TAX COST AND AGGREGATE GROSS UNREALIZED
                        DEPRECIATION FOR ALL SECURITIES IN WHICH THERE IS
                        AN EXCESS OF TAX COST OVER VALUE WERE $7,680,981
                        AND $832,332, RESPECTIVELY. NET UNREALIZED
                        APPRECIATION FOR TAX PURPOSES IS $6,848,649.

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
(UNAUDITED)

ASSETS
Investments, at value (identified
  cost -- $142,467,183)               $149,315,832
Cash                                           480
Receivables:
    Securities sold                      4,704,840
    Interest                             2,839,442
    Dividends                               43,985
Other assets                                18,916
                                      ------------
                                       156,923,495
                                      ------------
LIABILITIES
Payables:
    Securities purchased                 4,233,383
    Income dividends declared            1,011,003
    Investment advisory fees                62,352
Accrued expenses and other
  liabilities                              111,651
                                      ------------
                                         5,418,389
                                      ------------
NET ASSETS applicable to 6,318,771
  capital shares outstanding,
  $1.00 par value (authorized
  20,000,000 shares)                  $151,505,106
                                      ============
NET ASSET VALUE PER SHARE             $      23.98
                                      ============
NET ASSETS CONSIST OF:
Paid-in capital                       $143,783,428
Capital gains retained                     405,455
Undistributed net investment
  income                                   397,700
Accumulated net realized gain on
  investments                               69,874
Net unrealized appreciation on
  investments                            6,848,649
                                      ------------
NET ASSETS                            $151,505,106
                                      ============

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
(UNAUDITED)

INVESTMENT INCOME:
Interest and discount
  earned                   $6,259,232
Dividend income               389,233
                           ----------
Total Income                            $ 6,648,465
                                        -----------
EXPENSES:
Investment adviser fee        385,857
Transfer agent fees and
  expenses                     26,633
Audit fees                     17,393
Postage                        12,000
Custodian fees                  9,851
Printing                        9,615
Directors' fees and
  expenses                      8,625
Insurance                       5,785
Other                          18,926
                           ----------
Total expenses                              494,685
                                        -----------
NET INVESTMENT INCOME                     6,153,780
                                        -----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on
  investments                                69,702
Change in net unrealized
  appreciation on
  investments                            (6,728,672)
                                        -----------
NET REALIZED AND
  UNREALIZED LOSS ON
  INVESTMENTS                            (6,658,970)
                                        -----------
NET DECREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS                            $  (505,190)
                                        ===========

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                        SIX MONTHS         YEAR
                           ENDED           ENDED
                         9/30/99*         3/31/99
                       -------------   -------------
INCREASE (DECREASE)
  IN NET ASSETS:
OPERATIONS:
Net Investment Income  $  6,153,780    $ 11,922,401
Net realized gain on
  investments                69,702          81,052
Net change in
  unrealized
  appreciation on
  investments            (6,728,672)     (1,296,591)
                       ------------    ------------
Net increase
  (decrease) in net
  assets resulting
  from operations          (505,190)     10,706,862
                       ------------    ------------
DIVIDENDS/
  DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income    (5,939,645)    (11,879,289)
Net realized gains          (80,880)       (723,328)
                       ------------    ------------
Net decrease in net
  assets resulting
  from distributions     (6,020,525)    (12,602,617)
                       ------------    ------------
Net increase
  (decrease) in net
  assets:                (6,525,715)     (1,895,755)
NET ASSETS:
Beginning of year       158,030,821     159,926,576
                       ------------    ------------
End of period(1)       $151,505,106    $158,030,821
                       ============    ============
(1) Includes
   undistributed net
   investment income
   of:                 $    397,700    $    183,565
                       ============    ============

                    *   Unaudited
See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                          SIX
                        MONTHS
                         ENDED                       YEAR ENDED MARCH 31,
                       ---------   ---------------------------------------------------------
                       9/30/99*      1999        1998        1997        1996        1995
                       ---------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE
Beginning of period    $  25.01    $  25.31    $  23.93    $  24.58    $  23.37    $  24.17
OPERATIONS:
Net investment income      0.97        1.89        1.93        1.89        1.94        1.93
Net realized and
  unrealized gain
  (loss)                  (1.05)      (0.19)       1.43       (0.61)       1.20       (0.74)
                       --------    --------    --------    --------    --------    --------
Total from investment
  operations              (0.08)       1.70        3.36        1.28        3.14        1.19
                       --------    --------    --------    --------    --------    --------
DIVIDENDS/
  DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income     (0.94)      (1.88)      (1.94)      (1.90)      (1.93)      (1.93)
Net realized gains        (0.01)      (0.12)      (0.04)      (0.03)         --       (0.06)
                       --------    --------    --------    --------    --------    --------
Total dividends/
  distributions           (0.95)      (2.00)      (1.98)      (1.93)      (1.93)      (1.99)
                       --------    --------    --------    --------    --------    --------
NET ASSET VALUE
End of period          $  23.98    $  25.01    $  25.31    $  23.93    $  24.58    $  23.37
                       ========    ========    ========    ========    ========    ========
MARKET VALUE PER
  SHARE
End of period          $ 22.563    $ 25.188    $ 26.000    $ 24.375    $ 24.375    $ 22.500
                       ========    ========    ========    ========    ========    ========
TOTAL RETURN(1)           (6.82)%      4.44%      15.31%       8.22%      17.08%       5.07%
                       ========    ========    ========    ========    ========    ========
RATIOS AND
  SUPPLEMENTAL DATA:
Expenses to average
  net assets               0.64%+      0.63%       0.63%       0.62%       0.62%       0.68%
Net investment income      7.96%+      7.45%       7.73%       7.77%       7.83%       8.35%
Portfolio turnover           38%         33%         21%         16%         14%         15%
Net assets, end of
  period (in
  thousands)           $151,505    $158,031    $159,927    $151,196    $155,294    $147,670
                       ========    ========    ========    ========    ========    ========
The number of shares outstanding at the end of each period was 6,318,771.

------------------------------------

                    1   Based on the market price of the Fund's shares and
                        including the reinvestment of dividends and distributions
                        at prices obtained by the Fund's dividend reinvestment
                        plan. Total Return represents aggregate total return for
                        the period indicated and is not annualized, for periods
                        less than one year.
                    *   Unaudited
                    +   Annualized
See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
SEPTEMBER 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Company's investment objective is to seek as high a level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Company consistently follows the following accounting policies in the preparation of its financial statements:

(A) VALUATION OF SECURITIES -- Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer supplied quotations. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(B) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- Security transactions are recorded on the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded on an accrual basis. Discounts on securities purchased are accreted over the life of the respective securities. Distributions from net investment income are determined and paid monthly.

(C) FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

Therefore, no Federal income or excise tax provision is required.

(D) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES -- The Company has entered into a Management and Investment Advisory Agreement with Transamerica Investment Services, Inc., (the "Adviser") a subsidiary of Transamerica Corporation. For its services to the Company, the Adviser receives a fee of 0.50% of the average weekly net assets of the Company. This fee is paid to the Adviser monthly. The Adviser has agreed to reimburse the Company if the Company's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Company up to $30 million and 1.00% of the average net assets of the Company in excess of $30 million. No such reimbursements were necessary during the six months ended September 30, 1999.

Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Company; however, they receive no compensation from the Company. An officer of the Company is also a partner of the legal counsel for the Company.

As of September 30, 1999, an affiliate of Transamerica Corporation held 7.6% of the outstanding shares of the Company.

3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were

$59,102,391 and $59,546,402, respectively, for the six months ended September 30, 1999.

4. YEAR 2000 (UNAUDITED) -- Like other investment companies, financial and business organizations around the world, the Fund could be adversely affected if the computer systems it uses and those used by the Fund's Adviser, Custodian, Transfer Agent and other major service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

The Fund has assessed its computer systems and the systems compliance of its Adviser, Custodian, Transfer Agent and other major service providers. The Fund has taken steps that it believes are reasonably designed to address the Year 2000 issue with respect to the computer systems it uses and has obtained satisfactory assurances that comparable steps are being taken by its Adviser, Custodian, Transfer Agent and other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to address all Year 2000 Issues. The inability of the Fund or its third party providers to timely complete all necessary procedures to address the Year 2000 Issue could have a material adverse effect on the Fund's operations. Management will continue to monitor the status of and its exposure to this issue. For the six months period ended September 30, 1999, the Fund incurred no significant Year 2000 related expenses and it does not expect to incur significant Year 2000 expenses in the future.

The Fund has established a contingency plan to address recovery from unavoided or unavoidable Year 2000 problems, if any.

RESULTS FROM ANNUAL SHAREHOLDER MEETING

At the shareholders' meeting held June 16, 1999, a total of 5,631,133 shares were represented by proxy, 89.12% of all outstanding shares. Four directors were elected. The votes for election of Gary U. Rolle, Peter J. Sodini, Jon. C. Strauss and Dr. James H. Garrity were 5,566,217, 5,572,389, 5,574,145, and 5,569,035, respectively, and the votes withheld as to each were 64,916, 58,744, 56,988, and 62,098, respectively.

A proposal to approve a new Management and Investment Advisory Agreement between the Company and Transamerica Investment Services, Inc. was approved as follows:
5,507,947 votes for and 34,176 votes against, with 89,011 abstentions. A proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Company was also approved as follows: 5,554,998 votes for and 22,790 votes against, with 53,346 abstentions.

In certain circumstances, brokers and nominees can return a proxy as a "non-vote"; however, no non-votes were received on any of the above matters.

OFFICERS AND DIRECTORS
GARY U. ROLLE, PRESIDENT & CHAIRMAN
DR. JAMES H. GARRITY, DIRECTOR
PETER J. SODINI, DIRECTOR
JON C. STRAUSS, DIRECTOR
SUSAN A. SILBERT, VICE PRESIDENT
HEIDI Y. HU, VICE PRESIDENT
SALLY S. YAMADA, TREASURER
THOMAS M. ADAMS, SECRETARY
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INVESTMENT ADVISER
Transamerica Investment Services, Inc.
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469

www.chasemellon.com

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LISTED
New York Stock Exchange
Symbol: TAI
---------------------------------------------

Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.